UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 17, 2011

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

At the Adolor Annual Meeting of Stockholders held on May 17, 2011 (the “Annual Meeting”), the stockholders of the Company approved amendments (the “Amendments”) to the Company’s Amended and Restated 2003 Stock-based Incentive Compensation Plan to, among other things, (i) increase by 2,000,000 the total number of shares of Common Stock authorized for issuance under such plan from 7,600,000 shares to 9,600,000 shares and (ii) extend the term of such plan to February 22, 2021 from the current expiration date of February 26, 2013.  The approved amendment also provides that the Company’s “2003 Stock-based Incentive Compensation Plan” will be renamed as the Company’s “2011 Stock-based Incentive Compensation Plan” (hereinafter referred to as the “2011 Plan”).

The Amendments approved by the stockholders at the Annual Meeting have been incorporated into an amended and restated 2011 Plan, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 1.01.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following three items, with the results of such votes reflected below: (1) the election of three Class I directors to hold office until the Annual Meeting of Stockholders in 2014; (2) the approval of the Company’s 2011 Plan, which provides for, among other things, an increase in shares under such Plan and the extension of the terms of such Plan; and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2011.

(1)                                  All of the following nominees for election as a Class I director were elected to serve until the 2014 Annual Meeting of Stockholders by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Armando Anido	16,530,334	12,480,182	10,312,368
Michael R. Dougherty	18,029,116	10,981,400	10,312,368
George V. Hager, Jr.	18,022,135	10,988,381	10,312,368

(2)                                  The Company’s Amended and Restated 2011 Stock-based Incentive Compensation Plan, which provides for, among other things, an increase in shares under such Plan and the extension of the terms of such Plan was approved by the following votes:

For:	20,104,567
Against:	8,804,135
Broker Non-Votes:	10,312,368
Abstain:	101,814

(3)                                  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2011 was approved by the following votes:

For:	39,266,815
Against:	27,230
Broker Non-Votes	0
Abstain:	28,839

There was no other business voted upon at the Annual Meeting.

Item 9.01                                             Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description of Document
10.1†	Adolor Corporation Amended and Restated 2011 Stock-based Incentive Compensation Plan, effective as of May 17, 2011

† Compensation plans and arrangements for executives and others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

	By	/s/ John M. Limongelli
	Name:	John M. Limongelli
	Title:	Sr. Vice President, General Counsel and Secretary

Dated: May 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Adolor Corporation Amended and Restated 2011 Stock-based Incentive Compensation Plan, effective as of May 17, 2011

† Compensation plans and arrangements for executives and others.